MFS(R)/SUN LIFE SERIES TRUST

                           INTERNATIONAL GROWTH SERIES

                      Supplement to the Current Prospectus

The International Growth Series Portfolio Manager section of the prospectus is hereby restated as follows:

Barry P. Dargan, a Vice President of MFS, has been employed in the investment management area of MFS since 1996. Effective April 27, 2001, Mr. Dargan is the portfolio manager of the series. Prior to joining MFS, Mr. Dargan was an Executive Director at SBC Warburg Japan, Ltd. in Tokyo.

                  The date of this Supplement is July 16, 2001.